Exhibit (13)(f)

Schedule A

Funds

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Emerging Markets Corporate Bond ETF
iShares Emerging Markets Dividend ETF
iShares Emerging Markets High Yield Bond ETF
iShares Emerging Markets Local Currency Bond ETF
iShares Global ex USD High Yield Corporate Bond ETF
iShares Global High Yield Corporate Bond ETF
iShares Latin America Bond ETF
iShares MSCI All Country World Minimum Volatility ETF
iShares MSCI Australia ETF
iShares MSCI Austria Capped ETF
iShares MSCI Belgium Capped ETF
iShares MSCI Brazil Capped ETF
iShares MSCI BRIC ETF
iShares MSCI Canada ETF
iShares MSCI Chile Capped ETF iShares MSCI Colombia Capped ETF iShares MSCI Emerging Markets Asia ETF iShares MSCI Emerging Markets Consumer Discretionary ETF

iShares MSCI Emerging Markets Eastern Europe ETF

iShares MSCI Emerging Markets EMEA ETF

iShares MSCI Emerging Markets Energy Capped ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets Growth ETF

iShares MSCI Emerging Markets Minimum Volatility ETF
iShares MSCI Emerging Markets Small-Cap ETF iShares MSCI Emerging Markets Value ETF
iShares MSCI EMU ETF iShares MSCI France ETF iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF
iShares MSCI Israel Capped ETF
iShares MSCI Italy Capped ETF

iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico Capped ETF
iShares MSCI Netherlands ETF
iShares MSCI Pacific ex Japan ETF
iShares MSCI Singapore ETF
iShares MSCI South Africa ETF
iShares MSCI South Korea Capped ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Turkey ETF
iShares MSCI USA ETF
iShares MSCI World ETF

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year Credit Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Credit Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares Aaa - A Rated Corporate Bond ETF
iShares Agency Bond ETF
iShares Aggressive Allocation ETF
iShares Asia 50 ETF
iShares Asia Developed Real Estate ETF
iShares B - Ca Rated Corporate Bond ETF
iShares Baa - Ba Rated Corporate Bond ETF
iShares California AMT-Free Muni Bond ETF
iShares China Large-Cap ETF
iShares CMBS ETF
iShares Cohen & Steers REIT ETF
iShares Conservative Allocation ETF iShares Core Dividend Growth ETF iShares Core GNMA Bond ETF
iShares Core High Dividend ETF

iShares Core Long-Term USD Bond ETF
iShares Core MSCI EAFE ETF iShares Core MSCI Europe ETF iShares Core MSCI Pacific ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Core Short-Term USD Bond ETF
iShares Core Total USD Bond Market ETF iShares Core U.S. Aggregate Bond ETF iShares Core U.S. Credit Bond ETF iShares Core U.S. Growth ETF iShares Core U.S. Treasury Bond ETF
iShares Core U.S. Value ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EMU ETF
iShares Currency Hedged MSCI Germany ETF
iShares Currency Hedged MSCI Japan ETF
iShares Dow Jones U.S. ETF
iShares Emerging Markets Infrastructure ETF
iShares Europe Developed Real Estate ETF
iShares Europe ETF
iShares Financials Bond ETF
iShares Floating Rate Bond ETF
iShares FTSE China ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Inflation-Linked Bond ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global Nuclear Energy ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Telecom ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares Government/Credit Bond ETF
iShares Growth Allocation ETF

iShares Human Rights ETF
iShares iBonds Dec 2016 Corporate ETF
iShares iBonds Dec 2018 Corporate ETF
iShares iBonds Mar 2016 Corporate ETF
iShares iBonds Mar 2018 Corporate ETF
iShares iBonds Mar 2020 Corporate ETF
iShares iBonds Mar 2023 Corporate ETF
iShares iBonds Mar 2016 Corporate ex-Financials ETF
iShares iBonds Mar 2018 Corporate ex-Financials ETF
iShares iBonds Mar 2020 Corporate ex-Financials ETF
iShares iBonds Mar 2023 Corporate ex-Financials ETF
iShares iBonds Sep 2015 AMT-Free Muni Bond ETF
iShares iBonds Sep 2016 AMT-Free Muni Bond ETF
iShares iBonds Sep 2017 AMT-Free Muni Bond ETF
iShares iBonds Sep 2018 AMT-Free Muni Bond ETF
iShares iBonds Sep 2019 AMT-Free Muni Bond ETF
iShares iBonds Sep 2020 AMT-Free Muni Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Industrial/Office Real Estate Capped ETF
iShares Industrials Bond ETF
iShares Intermediate Credit Bond ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Property ETF
iShares International Developed Real Estate ETF
iShares International Inflation-Linked Bond ETF
iShares International Preferred Stock ETF
iShares International Select Dividend ETF
iShares International Treasury Bond ETF
iShares Japan Large-Cap ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares Latin America 40 ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Moderate Allocation ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF

iShares Mortgage Real Estate Capped ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI All Country Asia ex Japan ETF iShares MSCI All Country Asia ex Japan Small-Cap ETF
iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Peru Capped ETF iShares MSCI Asia ex Japan Minimum Volatility ETF iShares MSCI Australia Small-Cap ETF
iShares MSCI Brazil Small-Cap ETF iShares MSCI Canada Small-Cap ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF iShares MSCI Denmark Capped ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Emerging Markets Financials ETF iShares MSCI Emerging Markets Latin America ETF
iShares MSCI Emerging Markets Materials ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Far East Financials ETF iShares MSCI Finland Capped ETF iShares MSCI Germany Small-Cap ETF
iShares MSCI Hong Kong Small-Cap ETF
iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Ireland Capped ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF
iShares MSCI New Zealand Capped ETF iShares MSCI Norway Capped ETF
iShares MSCI Philippines ETF
iShares MSCI Poland Capped ETF
iShares MSCI Qatar Capped ETF
iShares MSCI Singapore Small-Cap ETF
iShares MSCI UAE Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA ESG Select ETF

iShares MSCI USA Minimum Volatility ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Value Factor ETF
iShares Nasdaq Biotechnology ETF
iShares National AMT-Free Muni Bond ETF
iShares New York AMT-Free Muni Bond ETF
iShares North America Real Estate ETF
iShares North American Natural Resources ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares North American Tech-Software ETF
iShares NYSE 100 ETF
iShares NYSE Composite ETF
iShares PHLX Semiconductor ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Retail Real Estate Capped ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Short Treasury Bond ETF
iShares Short-Term National AMT-Free Muni Bond ETF
iShares Target Date 2010 ETF
iShares Target Date 2015 ETF
iShares Target Date 2020 ETF
iShares Target Date 2025 ETF

iShares Target Date 2030 ETF
iShares Target Date 2035 ETF
iShares Target Date 2040 ETF
iShares Target Date 2045 ETF
iShares Target Date 2050 ETF
iShares Target Date Retirement Income ETF
iShares TIPS Bond ETF
iShares Transportation Average ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Preferred Stock ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Utilities Bond ETF
iShares Yield Optimized Bond ETF

iShares MSCI Russia Capped ETF, Inc.

iShares MSCI Russia Capped ETF

iShares U.S. ETF Trust

iShares Enhanced International Large-Cap ETF

iShares Enhanced International Small-Cap ETF

iShares Enhanced U.S. Large-Cap ETF

iShares Enhanced U.S. Small-Cap ETF iShares Interest Rate Hedged Corporate Bond ETF iShares Interest Rate Hedged High Yield Bond ETF iShares Liquidity Income ETF iShares Short Maturity Bond ETF

Approved by the Boards of Trustees of iShares Trust and iShares U.S. ETF Trust, and by the Board of Directors of iShares, Inc. on September 10-11, 2014 and by the Board of Directors of iShares MSCI Russia Capped ETF, Inc. on September 11-12, 2013.